SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                 April 19, 2000
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



                Delaware               0-28538                   13-5630895
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                (State or other        (Commission             (IRS Employer
                 jurisdiction of       File Number)            Identification
                 incorporation)                                    Number)



                      1999 Broadway, Suite 4300, Denver, CO       80202
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                     (Address of principal executive offices)    (Zip Code)


                                                      (303) 296-5600
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                       (Registrant's telephone number, including area code)


                                      Not Applicable

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               (Former name or address, if changed since last report)

Item 5:  Other Events

         On April 19, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding the scheduling of Registrant's first quarter conference call.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

  (c)    Exhibits

         Item No.        Exhibit List

         --------------  -------------------------------------------------------

         99.1            Press Release dated April 19, 2000 issued by Registrant







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TITANIUM METALS CORPORATION
                                       (Registrant)




                                        By: /s/ Robert E. Musgraves
                                            _______________________
                                            Robert E. Musgraves
                                            Executive Vice President -
                                            Legal and Administration

Date: April 20, 2000